Exhibit 10.22.8

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

AMENDMENT NO. 8 TO MASTER REPURCHASE AGREEMENT

This Amendment No. 8 to Master Repurchase Agreement, dated as of June 5, 2018 (this “Amendment”), by and among Nomura Corporate Funding Americas, LLC (“Buyer”) and Finance of America Reverse LLC f/k/a Urban Financial of America, LLC (the “Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of April 2, 2015 (the “Existing Repurchase Agreement”; as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of July 7, 2015, Amendment No. 2 to Master Repurchase Agreement dated as of March 31, 2016, Amendment No. 3 to Master Repurchase Agreement dated as of January 17, 2017, Amendment No. 4 to Master Repurchase Agreement dated as of March 30, 2017, Amendment No. 5 to Master Repurchase Agreement dated as of November 22, 2017, Amendment No. 6 to Master Repurchase Agreement dated as of December 6, 2017, Amendment No. 7 to Master Repurchase Agreement dated as of February 28, 2018 and this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 deleting the definitions of “Refinancing” and “Capital Markets Transaction” in their entirety.

1.2 deleting the definition of “Home Safe Loans” in its entirety and replacing it with the following:

“Home Safe Loans” shall mean proprietary reverse Mortgage Loans originated or acquired by Seller in accordance with the Underwriting Guidelines which are not more than [***] delinquent and are not HECM Loans.

SECTION 2. Confirmation Letter. Exhibit A of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the Exhibit attached hereto as Annex A.

SECTION 3. Underwriting Guidelines. Exhibit B of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the Exhibit attached hereto as Annex B.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

(a) Buyer’s receipt of this Amendment, executed and delivered by the Seller and the Buyer, which is reasonably satisfactory to Buyer in form and substance; and

(b) Buyer’s receipt of Amendment No. 12 to Pricing Side Letter, executed and delivered by the Seller and the Buyer, which is reasonably satisfactory to Buyer in form and substance.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Counterparts may be delivered electronically.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By:	/s/ Jack Kattan
Name: Jack Kattan
Title: Managing Director

Signature Page to Amendment No. 8 to Master Repurchase Agreement

FINANCE OF AMERICA REVERSE LLC f/k/a URBAN FINANCIAL OF AMERICA, LLC

By:	/s/ Robert Conway
Name: Robert Conway
Title: Treasurer

Signature Page to Amendment No. 8 to Master Repurchase Agreement

Annex A

EXHIBIT A

FORM OF CONFIRMATION LETTER

[_______ ___], 201[_]

Finance of America Reverse LLC

f/k/a Urban Financial of America, LLC

8023 East 63rd Place, Suite 700

Tulsa, OK 74133

Attention: [***]

E-mail: Attention: [***]

Telephone No.: [***]

Confirmation No.:_____________

Ladies and Gentlemen:

This letter confirms our oral agreement to purchase from you the Purchased Assets listed in Appendix I hereto, pursuant to the Master Repurchase Agreement governing purchases and sales of Purchased Assets between us, dated as of April 2, 2015 (the “Agreement”), as follows (capitalized terms used herein but not herein defined shall have the meanings ascribed thereto in the Agreement):

Purchase Date: [_____ __, ___]

Purchased Assets to be Purchased: See Appendix I hereto.

Aggregate Principal Amount of Eligible Mortgage Loans: $[___________]

Purchase Price: $[___________]

Product Type	Pricing Rate

Repurchase Date: As defined in the Agreement.

Repurchase Price: As defined in the Agreement.

Names and addresses for communications:

Buyer:
Nomura Corporate Funding Americas, LLC
Worldwide Plaza

Exh. A-1

309 West 49th Street

New York, New York 10019-7316

Attention: Whole Loan Operations

Email: [***]

Seller:

Finance of America Reverse LLC f/k/a Urban Financial of America, LLC 8023 East 63rd Place, Suite 700

Tulsa, OK 74133

Attention: [***]

E-mail: Attention: [***]

Telephone No.: [***]

Other:

The parties hereby waive the requirement set forth in the Agreement to execute and deliver a Transaction Request. By executing the Confirmation, the parties confirm their agreement to enter in a Transaction on the Purchase Date set forth above with respect to the Purchased Assets listed in Appendix I herein. In addition, the Seller acknowledges and agrees that the Asset Schedule relating to the Purchased Assets is attached hereto.

Exh. A-2

NOMURA CORPORATE FUNDING AMERICAS, LLC

By:
Name:
Title:

Agreed and Acknowledged:

FINANCE OF AMERICA REVERSE LLC f/k/a URBAN FINANCIAL OF AMERICA, LLC

By:
Name:
Title:

Exh. A-1

Appendix I

Annex B

EXHIBIT B

UNDERWRITING GUIDELINES

See Attached.